SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                 July 18, 1997
                (Date of Report; Date of Earliest Event Reported)



                          PolyMedica Industries, Inc.
             (Exact name of registrant as specified in its charter)


                                 Massachusetts
                 (State or other jurisdiction of incorporation)


     1-13690                                                     04-3033368
(Commission File Number)                                      (I.R.S. Employer
                                                             Identification No.)


 11 State Street, Woburn, Massachusettes                           01801
(Address of Principal Executive Offices)                         (Zip Code)



                                 (617) 933-2020
              (Registrant's Telephone Number, Including Area Code)



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INFORMATION TO BE INCLUDED IN THE REPORT


Item 2.           Acquisition or Disposition of Assets

         Pursuant to the terms of an Asset Purchase Agreement, dated as of June 23, 1997 (the "Agreement"), by and among PolyMedica Industries, Inc. (the "Registrant"), PolyMedica Industries (UK) Limited ("PMIUK"), a wholly-owned subsidiary of the Registrant, Innovative Technologies Group Plc, a United Kingdom public company ("IT"), Innovative Technologies Limited, a subsidiary of IT ("ITL"), and Innovative Technologies (US) Inc., also a subsidiary of IT ("ITUS"), on July 18, 1997, the Registrant and PMIUK completed the sale to ITL and ITUS of certain assets related to their institutional wound care business. Pursuant to the terms of the Agreement, the Registrant received $9 million in cash and a $4 million promissory note at the closing. In addition, the Registrant may realize up to $4.5 million in additional contingent consideration provided that certain events occur and certain targets are met.


Item 7.           Financial Statements and Exhibits

         (a)      Financial Statements of Businesses Acquired.

                  Not Applicable

         (b)      Pro Forma Financial Information.

                  Not Applicable

         (c)      Exhibits.

                  See Index to Exhibits attached hereto.

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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date:  July 31, 1997                        POLYMEDICA INDUSTRIES, INC.



                                                     By: /s/ Steven J. Lee
                                                         Steven J. Lee
                                                         Chairman of the Board
                                                         of Directors, and
                                                         Chief Executive Officer



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                                INDEX TO EXHIBITS


Exhibit Number                              Exhibit

         1*                                 Asset Purchase  Agreement,  dated as
                                            of  June  23,  1997,  by  and  among
                                            PolyMedica     Industries,     Inc.,
                                            PolyMedica  Industries  UK  Limited,
                                            Innovative   Technologies   Limited,
                                            Innovative  Technologies  (US)  Inc.
                                            and  Innovative  Technologies  Group
                                            Plc (the  Registrant  will furnish a
                                            copy  of  any  omitted   exhibit  or
                                            schedule  to  the   Securities   and
                                            Exchange Commission upon request).


--------------------
* Incorporated by reference to Exhibit 2.3 to the Registrant's Annual Report on Form 10-K for the fiscal year ended March 31, 1997.


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